UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 30, 2005

                         CITADEL SECURITY SOFTWARE INC.

             (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                 000-33491               75-2873882
          (STATE OR OTHER      (COMMISSION FILE NUMBER)      (IRS EMPLOYER
          JURISDICTION OF                                 IDENTIFICATION NUMBER)
          INCORPORATION)

                 TWO LINCOLN CENTRE, SUITE 1600
                        5420 LBJ FREEWAY
                          DALLAS, TEXAS                      75240
            (Address of Principal Executive Office)        (Zip Code)



                                 (214) 520-9292
               Registrant's Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 30, 2005, Comerica Bank ("Comerica") and Citadel Security Software Inc. ("Citadel") entered into the Third Amendment To Loan And Security Agreement
("Amendment").   Under the Amendment, Citadel and Comerica agreed to modify the original loan agreement's financial covenants to require the Company to maintain its minimum cash balance at $1,000,000 and eliminating the liquidity ratio test and EBITDA requirements. The other material terms of the credit facilities, including interest rate, security, and final maturity, remained the same as under the original loan agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits


99.1 Third Amendment to Loan and Security Agreement, dated as of June 30, 2005, between Citadel Security Software Inc. and Comerica Bank


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Citadel Security Software Inc.
(Registrant)


By: /s/ STEVEN B. SOLOMON
-------------------------
Steven B. Solomon
Chief Executive Officer

Dated as of July 1, 2005

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